November 16, 2000

     Securities and Exchange Commission
     Judiciary Plaza
     450 Fifth Street, N.W.
     Washington, D.C.  20549

     Re:  Bear Stearns Asset Backed Securities, Inc. Asset-Backed
          Certificates, Series 2000-1;
          File No.  333-43091-06.

     Ladies and Gentlemen:

     Enclosed herewith for filing on behalf of the trust fund (the
     "Trust") created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2000 (the "Pooling and Servicing Agreement") between Aames Capital Corporation, as seller (in such capacity, the "Seller"), Countrywide Home Loans, Inc. as servicer (the "Servicer") and Bankers Trust Company of California, N.A., a national banking association, in its capacity as trustee, (the "Trustee").

     The Certificates will represent certain undivided beneficial ownership interests in Aames Mortgage Trust 2000-1 (the "Trust") created pursuant to a Pooling and Servicing Agreement") among Aames Capital Corporation, as sponsor (the "Sponsor"), Countrywide Home Loans, Inc., as servicer (the "Servicer") and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), subject to the limits and priority of distributions described therein. The Offered Certificates will be issued in minimum denominations of $1,000 and integral dollar multiples of $1 in excess thereof.

     The assets of the Trust will consist of (a) the Mortgage Loans, divided into three groups each constituting a sub-trust, that from time to time are subject to the Pooling and Servicing Agreement; (b) the assets that from time to time are required by the Pooling and Servicing Agreement to be deposited in the Collection Account and the Certificate Account or invested in Permitted Investments; (c) all rights of the mortgagee under any insurance policy covering a Mortgage Loan or the related Mortgaged Property; (d) property and any proceeds thereof acquired by foreclosure of the Mortgage Loans, deed in lieu of foreclosure or a comparable conversion; (e) the Certificate Insurance Policy; and (f) rights under the applicable primary mortgage guaranty policy in connection with the PMI Mortgage Loans.

     The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No.
     333-64903). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

     The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of
     Part II of Form 10-Q.

     The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

     Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
     Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
     Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

     The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

     Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 247-6255.


     Sincerely,
     /s/ Judy L. Gomez
     Assistant Vice President
     Bankers Trust Company of California, N.A.
     S.E.C. Reporting Agent for Aames Mortgage Trust 2000-1 Mortgage Pass Through Certificates, Series 2000-1.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  October 25, 2000


                             AAMES CAPITAL CORPORATION
                    ON BEHALF OF AAMES MORTGAGE TRUST 2000-1 as Registrant, Aames Capital Corporation, as Seller, Countrywide Home Loans Inc., as Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee") under the Pooling and Servicing Agreement, dated as of September 1, 2000, providing for the issuance of Aames Mortgage Trust 2000-1 Mortgage Pass-Through Certificates, Series 2000-1.


                            AAMES MORTGAGE TRUST 2000-1
                 (Exact name of Registrant as specified in its Charter)


                                      CALIFORNIA
                     (State or Other Jurisdiction of Incorporation)

               333-64903                             95-4438859
          (Commission File Number)        (I.R.S. Employer Identification No.)


          350 SOUTH GRAND, 52ND FLOOR
          LOS ANGELES, CALIFORNIA                        90071
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (213) 210-5000


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of October 25, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2000.


          Date:  November 16, 2000          By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of October 25, 2000.






                              Aames   2000-1
                              Mortgage Pass-Through Certificates
                              October 25, 2000 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               6
                                                                       4.  Cred
>it Enhancement Report                                               9
                                                                       5.  Coll
>ateral Report                                                      10
                                                                       6.  Deli
>nquency Report                                                     13
                                                                       7.  REO
>Report                                                             17
                                                                       8.  Prep
>ayment Report                                                      18
                                                                       9.  Prep
>ayment Detail Report                                               21
                                                                      10.  Real
>ized Loss Report                                                   22
                                                                      11.  Real
>ized Loss Detail Report                                            25
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     26
                                                                           Tota
>l Number of Pages
> 26
                                                            CONTACTS
                                                                            Adm
>inistrator:   Joyce B Santiago
                                                                            Dir
>ect Phone Number:   (714)247-6318
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Aames Capital Corpo
>ration                                                   Cut-Off Date:
>     September 1, 2000
                              Certificate Insurer:          Financial Security
>Assurance Inc.                                           Closing Date:
>      September 21, 2000
                              Servicer(s):                  Countrywide Home Lo
>ans, Inc.      Master Servicer                           First Payment Date:
>  October 25, 2000
                              Underwriter(s):               Greenwich Capital M
>arkets, Inc.      Underwriter                            Distribution Date:
>    October 25, 2000
                                                            Lehman Brothers Sec
>urities Corporation      Underwriter                     Record Date:
>      October 24, 2000
                                                            Morgan Stanley Dean
> Witter      Underwriter
>              September 29, 2000

>                          Page 1 of 26
>          (c) COPYRIGHT 2000 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>         t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                AA0001  200010
>        03.43E+0822505586 940340532982.04       0    3975     290      76
> 1       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                AA0001  200010
>        11.54E+08 9727065 224186732982.04       0    2132     146      35
> 1       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                AA0001  200010
>        294932575 7036971 1419988       0       0    1016      80      17
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       1
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                AA0001  200010
>        394572094 5741550 5741550       0       0     827      64      24
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       031941973     367       0       0       0       0       0       0 4.6E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       012001914     182       0       0       0       0       0       02.09E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 8456959      97       0       0       0       0       0       01.26E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       011483101      88       0       0       0       0       0       01.26E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      17
>0       0                                                         355.339
>                                                 0       0     0.06962451
                        217400.5 1483315       0       0       0      17
>0       0                                                         324.188
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
4.58E+08    5437    5420217400.5 1483315       0       0       0      17
>0       0 2515.6536850.03154817.4497928284749281946539878341.9284341.13752.9608
>670.033148       00.0586450.0109370.010937       0       0    0.069624507

>
>                                                         0     0.05753413
                        131268.2  718456       0       0       0      10
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
2.08E+08    2965    2955131268.2  718456       0       0       0      10
>0       0 1583.6318028.6569005.34228124812176807321600800     325324.1883  2.92
>18       0       0       0       0       0       0       0    0.057534134

>
>                                                         0     0.06763929
                        43994.18  486008       0       0       0       4
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.25E+08    1343    133943994.18  486008       0       0       0       4
>0       0  713.98 9225.28 43091.5136366861300888412585708     356355.11412.9919
>460.061152       00.1085770.0200140.020014       0       0    0.067639294

>
>                                                         0     0.09168947
                        42138.17278851.5       0       0       0       3
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.25E+08    1129    112642138.17278851.5       0       0       0       3
>0       0  218.04  9596.142720.58133436621271586212353370     356355.33812.9947
>33 0.06029       00.1062730.0200550.020055       0       0    0.091689466

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
     0.00007197        0.06969647       0       0       0                    0.
>11
                                                        0                   0.1
>06
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    7.19659E-05       0.069696473       0       0       0  Oct-00458.30110.1082
>45                                                0.0032260.996774
>   0.0032260.038034                0.0380342.9608676.422738
     0.00015854        0.05769268       0       0       0
                                         BankruptREO     Fixed   Fixed   Fixed
>
>           Fixed                   Fixed           Fixed
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.000158543       0.057692677       0       0       0  Oct-00208.03180.1092
>13                                                0.0034420.996558
>   0.0034420.040528                0.040528  2.92186.935367
              0        0.06763929       0       0       0
                                         BankruptREO     AdjustabAdjustabAdjust
>able 1
>           Adjustable 1            Adjustable 1    Adjustable 1
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.067639294       0       0       0  Oct-00125.03030.1086
>07                                                0.0038720.996128
>   0.0038720.045488                0.0454882.991946 7.60174
              0        0.09168947       0       0       0
                                         BankruptREO     AdjustabAdjustabAdjust
>able 2
>           Adjustable 2            Adjustable 2    Adjustable 2
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.091689466       0       0       0  Oct-00 125.2390.1062
>73                                                0.0022220.997778
>   0.0022220.026336                0.0263362.9947334.397044
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       4
>  0
6.4227381483.315       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       6       3
>  0

>
>                         4       4Credit Enhancement Repor       9       1

>
>                         5       5Collateral Report             10       3
>  0

>
>                         6       6Delinquency Report            13       4
>  0

>
>                         7       7REO Report                    17       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             18       3
>  0

>
>                        10       9Prepayment Detail Report      21       1

>
>                        11      10Realized Loss Report          22       3
>  0

>
>                        12      11Realized Loss Detail Rep      25       1

>
>                        13      12Triggers, Adj. Rate Cert      26       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         26
Fixed   Fixed                                           Fixed
>         Fixed                           Fixed
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
6.935367 718.456       0       1                       0       0
>        0       0                       0
AdjustabAdjustable 1                                    Adjustable 1
>         Adjustable 1                    Adjustable 1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
 7.60174 486.008       0       1                       0       0
>        0       0                       0
AdjustabAdjustable 2                                    Adjustable 2
>         Adjustable 2                    Adjustable 2
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
4.397044278.8515       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       4       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       4       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              26